SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October [30], 2009

________________

SYNUTRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33397	13-4306188

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2275 Research Blvd., Suite 500
Rockville, MD 20850
(Address of principal executive offices including Zip Code)

                  (301) 840-3888
(Registrant’s telephone number, including area code)

                                       (Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2009 Lawrence Lee, Chief Financial Officer (“CFO”) of Synutra International, Inc. (the “Company”), tendered his resignation as CFO to be effective November 10, 2009. On November 2, 2009, the Company appointed Joseph Chow as the interim CFO effective November 10, 2009 to fill the vacancy created by Mr. Lee’s resignation from that position.

 Mr. Chow, 47, has over 16 years of experience in corporate finance, financial advisory and management. Mr. Chow has held senior executive and managerial positions in various public and private companies, including as managing director of Goldman Sachs (Asia) LLP from April 2008 to July 2009, as chief financial officer of Harbor Networks Limited from February 2005 to March 2006, and as chief financial officer of China Netcom (Holdings) Company Limited from October 2001 to October 2004.  Prior to that Mr. Chow also served as the director of strategic planning of Bombardier Capital, Inc., as vice president of international operations of Citigroup and as the corporate auditor of GE Capital.  Mr. Chow currently sits on the board as an independent non-executive director for Kasen International Holdings Limited and for Intime Department Store (Group) Co., Ltd. Mr. Chow obtained a Bachelor of Arts degree in political science from Nanjing Institute of International Relations and an MBA from the University of Maryland at College Park.

Mr. Chow will serve as acting CFO until the Company finds a qualified candidate to fill the position on a more permanent basis. The Company and Mr. Chow have entered into an interim arrangement whereby Mr. Chow will receive a compensation of RMB 100,000 per month beginning November 10, 2009, for the period in which he serves as interim CFO. The Compensation Committee of the Board of Directors of the Company will determine Mr. Chow’s compensation for any subsequent period, if he continues to be employed by the Company.

Except as disclosed herein, there is no arrangement or understanding between Mr. Chow and any other person pursuant to which he is being appointed as interim CFO.  There are no family relationships between Mr. Chow and any director or executive officer of the Company and there are no relationships or related transactions between Mr. Chow and the Company that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on November 2, 2009 is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:
Exhibit
No.	Document

99.1	Synutra International, Inc. Press Release dated November 2, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNUTRA INTERNATIONAL, INC.
(Registrant)

Dated: November 2, 2009	By:	/s/ Weiguo Zhang
	Name:	Weiguo Zhang
	Title:	President and Chief Operating Officer

EXHIBIT INDEX

Exhibit
No.	Document

99.1	Synutra International, Inc. Press Release dated November 2, 2009.